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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Kimberly-Clark Corporation on Form S-3 of our reports dated January 25, 1999, appearing in the Current Report on Form 8-K of Kimberly-Clark Corporation dated March 12, 1999 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



/s/ DELOITTE & TOUCHE LLP


Deloitte & Touche LLP
Dallas, Texas
March 12, 1999